Trade receivables	6 Months Ended
Jun. 30, 2023
Trade and other receivables [abstract]
Trade receivables
5.8 Trade receivables
Trade receivables and other assets are initially recognized at fair value.
The carrying amount of trade receivables is reduced through an allowance for doubtful account. When a trade receivable is considered uncollectible, it is written off against this allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the profit or loss.
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They arise when the Group provides money, goods, or services directly to a debtor with no intention of trading the receivable.
They are included in current assets, except those with maturities beyond 12 months after the balance sheet date. These are classified as non-current assets. Loans and receivables are classified as “trade receivables and other assets” in the balance sheet.
Trade receivables include the following:

in € thousand	June 30, 2023	December 31, 2022
Trade receivables	33,795	23,997
Less: loss allowance of receivables	(127)	(84)
TRADE RECEIVABLES, NET	33,669	23,912
In 2023 and 2022, no material impairment losses were recognized. As at June 30, 2023, the amount of trade receivables past due amounted to €4.8 million (December 31, 2022: €4.4 million) of which €3.4 million come from a governmental authority with a credit rating of B+.
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.
As at June 30, 2023, trade receivables included €33.7 million (December 31, 2022: €23.9 million) of receivables from contracts with customers.